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                                                                    EXHIBIT 10.7

                              FIRST AMENDMENT TO

                             AMENDED AND RESTATED

                         LIMITED PARTNERSHIP AGREEMENT

                                      OF

                      INSIGHT KENTUCKY PARTNERS II, L.P.


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT ("First Amendment") is made and entered into as of January 5, 2001 by and among INSIGHT KENTUCKY PARTNERS I, L.P., a Delaware limited partnership ("Insight Kentucky I"), as general partner, and INSIGHT KENTUCKY CAPITAL, LLC, a Delaware limited liability company ("Insight Kentucky Capital" and, collectively with Insight Kentucky I, the "Parties"), as limited partner.

                             PRELIMINARY STATEMENT

         Pursuant to that certain Asset Contribution Agreement dated as of August 15, 2000, by and among TCI of Indiana Holdings, LLC and certain of its affiliates, Insight Communications Company, L.P., and Insight Midwest, L.P. (as amended, the "Asset Contribution Agreement"), immediately prior to the closing under the Asset Contribution Agreement, Insight Midwest, L.P. contributed to Insight Midwest Holdings, LLC its 99.999% general partnership interest in Insight Communications of Kentucky, L.P., the sole general partner of Insight Kentucky I, which in turn is the sole general partner of Insight Kentucky Partners II, L.P. (the "Partnership").

         Effective immediately following the closing under the Asset Contribution Agreement, the Parties desire to amend the Amended and Restated Limited Partnership Agreement of the Partnership (the "Limited Partnership Agreement") as set forth herein.

         NOW, THEREFORE, the Parties agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to them in the Limited Partnership Agreement. All section references refer to the sections of the Limited Partnership Agreement unless otherwise expressly indicated.

         2. Section 1.1. The definition of "Insight Midwest Partnership Agreement" in Section 1.1 is amended in its entirety to read as follows:

               ""Insight Midwest Partnership Agreement" means the Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P. dated as of January 5, 2001, as it may be amended from time to time."
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         3.    Section 2.2(b). Section 2.2(b) is amended in its entirety to read as follows:

               "(b) The Partnership shall not conduct business under the name "Tele-Communications, Inc.," "TCI," "AT&T" or any variation thereof without the approval of TCI. The parties agree that "Communications" is not a variation of "Tele-Communications, Inc." for purposes of this Section 2.2(b)."

         4. Section 2.3. Section 2.3 is amended in its entirety to read as follows:

               "2.3  Principal and Registered Office.

               The office required to be maintained by the Partnership in the State of Delaware pursuant to Section 17-104 of the Act shall initially be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The resident agent of the Partnership pursuant to Section 17-104 of the Act shall initially be The Corporation Trust Company. The Partnership may, upon compliance with the applicable provisions of the Act, change its principal office or resident agent from time to time in the discretion of the General Partner. The principal office of the Partnership shall be located at 810 7th Avenue, New York, New York 10019, or at such other place as the General Partner shall from time to time designate by written notice to the other Partner. The Partnership may conduct business at such additional places as the General Partner shall deem advisable."

         5. Section 7.1(a). Section 7.1(a) is amended in its entirety to read as follows:

               "(a) Subject to Section 5.1 of this Agreement, no sale, assignment, transfer or other disposition (any or all of the foregoing, a "Transfer") of a Partnership Interest will be effective nor will any purported Transferee become a Partner or otherwise be entitled to any attributes of ownership of the Partnership purportedly Transferred unless such Transfer is made in accordance with the provisions of this Article 7 and the transferor and Transferee have complied with the following conditions:

                     (1) the transferor has executed and delivered to the Partnership a copy of the assignment of the Partnership Interest to Transferee in form and substance satisfactory to the Partnership;

                     (2) the Transferee, if not already a party to this Agreement, becomes a party to this Agreement, assumes all of the obligations hereunder of its transferor and agrees to be bound by the terms and conditions hereof in the same manner as the transferor."

         6. Section 12.1(a). Section 12.1(a) is amended in its entirety to read as follows:

         "(a) Subject to Section 5.1 of this Agreement, this Agreement may only be modified or amended with the consent of both Partners."
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     7.   Section 13.4. Section 13.4 is amended in its entirety to read as follows:

          "13.4  Notices, Etc.

          All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given or delivered upon personal delivery, confirmation of telex or telecopy, or receipt (which may be evidenced by a return receipt if sent by registered mail), addressed (a) if to either Partner, at the address of such Partner set forth on Schedule I or at such other address as such Partner shall have furnished to the Partnership in writing, (b) if to the Partnership, at 810 7th Avenue, New York, New York 10019."

     8. Schedule I. Schedule I is amended in its entirety to read as set forth in Schedule I attached to this First Amendment.

     9. Authority. The Parties acknowledge and agree that they are entering into this First Amendment pursuant to Section 12.1 of the Limited Partnership Agreement.

     10. Effect of Amendment. Except as amended hereby, the Limited Partnership Agreement shall remain unchanged and in full force and effect, and this First Amendment shall be governed by and subject to the terms of the Limited Partnership Agreement, as amended hereby. From and after the date of this First Amendment, each reference in the Limited Partnership Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Limited Partnership Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature (other than in this First Amendment or as otherwise expressly provided) shall be deemed to mean the Limited Partnership Agreement, as amended by this First Amendment.

     11. General. This First Amendment: (a) shall be binding on the executors, administrators, estates, heirs, and legal successors of the Parties; (b) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereunder; (c) may be executed in more than one counterpart as of the day and year first above written.

                           [Signature Page Follows]
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      IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment as of the date first above written.

                              INSIGHT KENTUCKY PARTNERS I, L.P.

                              By: Insight Communications of Kentucky, L.P., its
                                  general partner
                              By: Insight Midwest Holdings, LLC, its general
                                  partner
                              By: Insight Midwest, L.P., its sole member
                              By: Insight Communications Company, L.P., its
                                  general partner
                              By: Insight Communications Company, Inc., its
                                  general partner

                              By: ____________________________
                                  Name:
                                  Title:

                              INSIGHT KENTUCKY CAPITAL, LLC

                              By: Insight Communications Company, L.P., its
                                  authorized member
                              By: Insight Communications Company, Inc., its
                                  general partner

                              By: ____________________________
                                  Name:
                                  Title:
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                                  SCHEDULE I
                                      TO
                         LIMITED PARTNERSHIP AGREEMENT


                           ADDRESSES OF THE PARTNERS


         Insight Kentucky Partners I, L.P.
         810 7th Avenue
         New York, New York 10019
         Attention: Michael S. Willner
         Facsimile: (917) 286-2301
         Copy to Attention: Insight Legal Department
         Facsimile: (917) 286-2301


         Insight Kentucky Capital, LLC
         810 7th Avenue
         New York, New York 10019
         Attention: Michael S. Willner
         Facsimile: (917) 286-2301
         Copy to Attention:  Insight Legal Department
         Facsimile: (917) 286-2301